THORNBURG INVESTMENT TRUST

Supplement dated January 21, 2026

to each Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated
January 15, 2026, as supplemented, of Thornburg Small/Mid Cap Core Fund (“Core Fund”) and Thornburg
Small/Mid Cap Growth Fund (“Growth Fund” and, together with the Core Fund, each, a “Fund,” and, together, the
“Funds”), each a series of Thornburg Investment Trust (the “Trust”)

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY AND NAME OF EACH FUND

On January 15, 2026, the Board of Trustees of the Trust approved:

1.changing the name of Core Fund to “Thornburg American Opportunities Fund” and the name of Growth Fund to “Thornburg Focus Growth Fund”;

2.changes to the investment goals and principal investment strategies of Core Fund, including the rescission of Core Fund’s secondary, non-fundamental investment goal of seeking some current income and Core Fund’s non-fundamental policy to invest, under normal conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small- and mid-capitalization companies; and

3.changes to the principal investment strategies of Growth Fund, including the rescission of Growth Fund’s non-fundamental policy to invest, under normal conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small- and mid-capitalization companies.

All of the changes described above will be effective on or about March 23, 2026 (the “Effective Date”). In addition, as of the date hereof, Miguel Oleaga and Neal BasuMullick will serve as portfolio managers of Core Fund, and Nicholas Anderson and Julian Serafini will serve as portfolio managers of Growth Fund. In addition, as of January 30, 2026, Steven Klopukh and Tim McCarthy will each conclude his service as a portfolio manager of the Funds.

As a result of the changes described above, the following changes are made to each Summary Prospectus, Prospectus and SAI of each Fund:

Core Fund

In each Summary Prospectus and Prospectus:

1.As of the Effective Date, the “Investment Goal” section is deleted and replaced in its entirety with the following:

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types.

2

2.As of the Effective Date, the “Principal Investment Strategies” section is deleted and replaced in its entirety with the following:

The Fund expects to invest primarily in domestic equity securities (primarily common stocks) using the value criteria described below . However, the Fund may own a variety of securities, including foreign equity securities, partnership interests and foreign and domestic debt obligations which, in the opinion of the Fund’s investment advisor, Thornburg Investment Management, Inc. (“Thornburg”), offer prospects for meeting the Fund’s investment goals. Under normal conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity investments that are tied economically to the United States.

Thornburg intends to invest on an opportunistic basis where the Fund’s portfolio managers believe a company’s intrinsic value is not recognized by the marketplace. The Fund seeks to identify value in a broad or different context by investing in a diversified portfolio of stocks the Fund categorizes as basic values, consistent earners or emerging franchises, when the portfolio managers believe these issues are priced below Thornburg’s assessment of intrinsic value. The relative proportions of securities invested in each of those categories will vary over time. The Fund seeks to invest in promising companies, and may invest in stocks subject to unfavorable market perceptions of the company or industry fundamentals. The Fund may invest in companies of any size, but expects to invest primarily in large capitalization publicly traded companies.

The Fund’s investments are determined by individual issuer and industry analysis. Investment decisions may be based on a variety of factors, including, without limitation, economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for securities, and analysis of specific issuers.

The Fund categorizes its equity investments in the following three categories:

Basic Value: Companies generally operating in mature or cyclical industries and which generally exhibit more economic sensitivity and/or higher volatility in earnings and cash flow.

Consistent Earner: Companies which generally exhibit predictable growth, profitability, cash flow and/or dividends.

Emerging Franchise: Companies with the potential to grow at an above average rate because of a product or service that is establishing a new market and/or taking share from existing participants.

Inclusion of any investment in any of the three described categories represents the opinion of Thornburg concerning the characteristics and prospects of the investment. There is no assurance that any company selected for investment will, once categorized in one of the three described investment categories, continue to have the positive characteristics or fulfill the expectations that Thornburg had for the company when it was selected for investment, and any such company may not grow or may decline in earnings and size.

The Fund may sell an investment if Thornburg has identified a better investment opportunity, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, if Thornburg has a target price for the investment and that target price has been achieved, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.

Debt obligations may be considered for investment if Thornburg believes them to be more attractive than equity alternatives, or to manage risk. The Fund may purchase debt obligations of any maturity and of any credit quality, including “high yield” or “junk” bonds. There is no minimum credit quality or rating of debt obligations the Fund may purchase.

The Fund’s policy of investing, under normal conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity investments that are tied economically to the United States may be changed by the Fund’s Trustees without a shareholder vote upon 60 days’ notice to shareholders. The Fund considers an equity investment to be “tied economically” to the United States if, at the time of purchase, Thornburg believes the issuer: (i) is organized under the laws of the United States or under the laws of a state within the United States or maintains a principal place of business in the United States; (ii) is traded principally in the United States; (iii) has or will derive at least 50% of its profits, revenues, sales, or income from goods produced or sold, investments made, or services performed in the United States, or has at least 50% of its assets in the United States, even if it also has significant economic exposures to countries other than the United States; or (iv) is a component of any unaffiliated index intended to represent all or a segment of the United States equity markets. The application of these factors is inevitably complex and subjective. Companies may be determined to be tied economically to the United States even if it may be economically tied to a number of other countries.

3.As of the Effective Date, the “Principal Investment Risks” section is deleted and replaced in its entirety with the following:

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Credit Risk – The inability of an issuer to pay principal and interest on its debt obligations when due, or the downgrading of an issuer’s debt obligations by ratings agencies, may adversely affect the market’s perceptions of the issuer’s financial strength and may therefore result in declines in the issuer’s stock price.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. The rapid development and increasingly widespread use of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT, could exacerbate these risks.

Depositary Receipts Risk – An investment in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or Global Depositary Receipts (“GDRs”) is an alternative to the purchase of the underlying securities in their national markets and/or currencies. However, ADRs, EDRs, and GDRs remain subject to many of the risks associated with investing directly in foreign securities, including the political and economic risks associated with the underlying issuer’s country. Certain countries may limit the ability to convert a depositary receipt into the underlying foreign security and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipts. Moreover, EDRs and GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar denominated.

Developing Country Risk – The risks which may affect investments in foreign issuers (see “Foreign Investment Risk,” below) may be more pronounced for investments in developing countries because the economies of those countries are usually less diversified, communications, transportation and economic infrastructures are less developed, and developing countries ordinarily have less established legal, political, business and social frameworks. At times the prices of equity securities of a developing country issuer may be extremely volatile. An issuer domiciled in a developed country may be similarly affected by these developing country risks to the extent that the issuer conducts its business in developing countries.

Equity Risk – The value of the Fund’s equity investments may fluctuate significantly over time in response to factors affecting individual issuers, particular industries, or the market as a whole. Additionally, common stock ranks below preferred stock and debt securities in claims for dividends and for assets of a company in a liquidation or bankruptcy.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

Risks Affecting Specific Countries or Regions – If a significant portion of the Fund’s assets is invested in issuers that are economically exposed to one country or region, the Fund’s share value may be more susceptible to the conditions and developments in that country or region, and potentially more volatile than the share value of a more geographically diversified fund. A specific country or region could also be adversely affected by conditions or developments arising in other countries. For example, the U.S. government could take actions to prohibit or restrict individuals or companies within the U.S. from purchasing or holding the shares of issuers in another country, which may limit the Fund’s ability to invest in that country or cause the Fund to have to sell investments in that country at less than desired prices. The nature and degree of the risks affecting a given country or region, and the extent of the Fund’s exposure to any such country or region, is expected to vary over time.

Risks Affecting Specific Issuers – The value of a security may decline in response to developments affecting the specific issuer of the security, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

4.As of the date hereof, the “Management” section is deleted and replaced in its entirety with the following:

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Miguel Oleaga, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since January 2026.

Neal BasuMullick, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since January 2026.

Steven Klopukh, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2020.*

Tim McCarthy, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2022.*

* Effective January 30, 2026, Messrs. Klopukh and McCarthy will each conclude his service as a portfolio manager of the Fund. All references to Messrs. Klopukh and McCarthy in the Prospectus and SAI will be deleted at that time.

In each Prospectus:

1.As of the date hereof, in the “Organization and Management of the Funds – Fund Portfolio Managers” section:

a.the row relating to the Fund is deleted and replaced in its entirety with the following:

American Opportunities Fund	Miguel Oleaga Neal BasuMullick Steven Klopukh* Tim McCarthy*

* Effective January 30, 2026, Messrs. Klopukh and McCarthy will each conclude his service as a portfolio manager of the American Opportunities Fund.

b.the following is added at the end of the section:

Miguel Oleaga, a managing director of Thornburg, has been a portfolio manager of the American Opportunities Fund since January 2026 and of the Thornburg Global Opportunities Fund since 2020. Mr. Oleaga joined Thornburg in 2014 as an equity research analyst, was promoted to associate portfolio manager in 2017, was promoted to portfolio manager of one of Thornburg’s proprietary investment strategies in 2018, and was named a managing director in 2019. Prior to his joining Thornburg, Mr. Oleaga worked at Putnam Investments, conducting equity analysis supporting growth, value, and dividend-focused mandates. He held a series of positions of increasing responsibility at Putnam beginning in 2004. He holds a BS in business administration (finance and management specialties) from the University of Massachusetts.

Neal BasuMullick, cfa, a managing director of Thornburg, has been a portfolio manager of American Opportunities Fund since January 2026 and of the Thornburg Summit Fund since 2024. Mr. BasuMullick joined Thornburg in 2020 as an equity research analyst, was promoted to senior equity analyst and then associate portfolio manager in 2022, and named a managing director and promoted to portfolio manager in 2024. Prior to joining Thornburg, Mr. BasuMullick worked in equity research at Columbia Threadneedle Investments, and prior to that, worked on the sellside at J.P. Morgan. Mr. BasuMullick holds a BA with honors in economics from Cornell University College of Arts & Sciences.

In each SAI:

1.As of the date hereof, in the “Accounts Managed By Portfolio Managers” section, the rows relating to Messrs. Oleaga, BasuMullick, Klopukh and McCarthy are deleted and replaced with the following:

Miguel Oleaga*

Type of Account	Number of Accounts Managed	Total Assets Managed
Registered Investment Companies:	2	$2,059,667,105.58
Other Pooled Investment Vehicles:	3	$136,849,029.80
Other Accounts:	11	$634,901,494.39

Neal BasuMullick*

Type of Account	Number of Accounts Managed	Total Assets Managed
Registered Investment Companies:	2	$567,053,986.36
Other Pooled Investment Vehicles:	0	$0
Other Accounts:	8	$18,963,916.00

Steven Klopukh**

Type of Account	Number of Accounts Managed	Total Assets Managed
Registered Investment Companies:	2	$705,990,296.02
Other Pooled Investment Vehicles:	0	$0
Other Accounts:	10	$22,426,068.00

Tim McCarthy**

Type of Account	Number of Accounts Managed	Total Assets Managed
Registered Investment Companies:	2	$705,990,296.02
Other Pooled Investment Vehicles:	0	$0
Other Accounts:	10	$22,426,068.00

* The information for Messrs. Oleaga and BasuMullick is current as of December 31, 2025.

** Effective January 30, 2026, Messrs. Klopukh and McCarthy will each conclude his service as a portfolio manager of the American Opportunities Fund.

2.As of the date hereof, in the “Portfolio Managers’ Ownership of Shares in the Funds” section, the rows relating to Messrs. Oleaga and BasuMullick are deleted and replaced with the following:

Neal BasuMullick*
Summit Fund	$10,001-$50,000
American Opportunities Fund	$0

Miguel Oleaga*
Global Opportunities Fund	over $1,000,000
American Opportunities Fund	$0

* The information for Messrs. Oleaga and BasuMullick with respect to American Opportunities Fund is current as of January 15, 2026.

Growth Fund

In each Summary Prospectus and Prospectus:

1.As of the Effective Date, the “Principal Investment Strategies” section is deleted and replaced in its entirety with the following:

Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in growth companies. The Fund currently considers a company to be a growth company if it meets any of the following criteria:

▪It is a constituent of the Russell 2500 Growth Index or any other unaffiliated index intended to represent a range of growth oriented companies or investments; or

▪It has, over the last five years, grown its revenues or earnings per share at an average annual rate which exceeds the median growth rate of revenues or earnings per share, as applicable, for companies in the Russell 2500 Growth Index; or

▪It is projected by consensus estimates as compiled by FactSet Research Systems (“FactSet”), over the next two years, to grow its revenues or earnings per share at an average annual rate which exceeds the median growth rate of revenues or earnings per share, as applicable, for companies in the Russell 2500 Growth Index. FactSet has no affiliation with the Fund or its investment advisor.

The Fund expects to invest primarily in domestic equity securities (primarily common stocks). However, the Fund may own a variety of securities, including foreign equity securities. The Fund can invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

The Fund seeks to invest in a diversified portfolio of companies the Fund categorizes as growth industry leader, consistent grower or emerging growth, as described in more detail below. The relative proportions of securities invested in each of those categories will vary over time.

Thornburg primarily takes a bottom-up, fundamental view in determining the attractiveness of individual securities and in making investment decisions. Among the specific factors considered by Thornburg in identifying securities for inclusion in the Fund are:

▪earnings growth potential

▪durable business model

▪industry growth potential

▪innovation driving the potential to disrupt entrenched competitors

▪intrinsic value appreciation potential

▪potential size of addressable market

▪management strength

▪leverage

▪return on invested capital

▪valuation metrics, including: price/earnings (“PE”) ratio; enterprise value/revenue ratio; PE/growth rate ratio, enterprise value/EBITDA (earnings before interest, taxes, depreciation and amortization) ratio; and free cash flow yield.

The Fund categorizes its equity investments in the following three categories:

Growth Industry Leader: Companies in this category often have leadership positions in growing markets. In some cases these companies may have dominant market share. These companies tend to be larger and more established.

Consistent Grower: Companies in this category generally exhibit steady earnings or revenue growth, or both. These companies may have subscription or other recurring revenue profiles. Given their business models, these companies may outperform in weak markets.

Emerging Growth: Companies often addressing a new market or carving out a niche in an existing market. Companies in this category may experience rapid growth, and tend to be smaller, earlier stage companies. These companies may exhibit high volatility.

Inclusion of any investment in any of the three described categories represents Thornburg’s opinion concerning the characteristics and prospects of the investment. There is no assurance that any company selected for investment will, once categorized in one of the three described investment categories, continue to have the positive characteristics or fulfill the expectations that Thornburg had for the company when it was selected for investment, and any such company may not grow or may decline in earnings and size.

The Fund’s investments are determined by individual issuer and industry analysis. Investment decisions may be based on a variety of factors, including, without limitation, domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for securities, and analysis of specific issuers. In conjunction with individual issuer analysis, Thornburg may identify and invest at times with a greater emphasis in industries or economic sectors it expects to experience growth. The Fund does not have a strategy to invest in any particular industry or economic sectors, and its exposures to particular industries or economic sectors are expected to vary over time.

The Fund may sell an investment if Thornburg has identified a better investment opportunity, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, if Thornburg has a target price for the investment and that target price has been achieved, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.

Debt obligations, usually with associated equity features, occasionally will be considered for investment when Thornburg believes them to be more attractive than equity alternatives. The Fund may purchase debt obligations of any maturity and of any credit quality, including “high yield” or “junk” bonds. There is no minimum credit quality or rating of debt obligation the Fund may purchase.

The Fund’s policy of investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in growth companies may be changed by the Fund’s Trustees without a shareholder vote upon 60 days’ notice to shareholders. Additionally, the Fund may change its definition of what constitutes a “growth company” at any time without advance notice to shareholders.

2.As of the Effective Date, the “Principal Investment Risks” section is deleted and replaced in its entirety with the following:

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Credit Risk – The inability of an issuer to pay principal and interest on its debt obligations when due, or the downgrading of an issuer’s debt obligations by ratings agencies, may adversely affect the market’s perceptions of the issuer’s financial strength and may therefore result in declines in the issuer’s stock price.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. The rapid development and increasingly widespread use of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT, could exacerbate these risks.

Depositary Receipts Risk – An investment in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or Global Depositary Receipts (“GDRs”) is an alternative to the purchase of the underlying securities in their national markets and/or currencies. However, ADRs, EDRs, and GDRs remain subject to many of the risks associated with investing directly in foreign securities, including the political and economic risks associated with the underlying issuer’s country. Certain countries may limit the ability to convert a depositary receipt into the underlying foreign security and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipts. Moreover, EDRs and GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar denominated.

Developing Country Risk – The risks which may affect investments in foreign issuers (see “Foreign Investment Risk,” below) may be more pronounced for investments in developing countries because the economies of those countries are usually less diversified, communications, transportation and economic infrastructures are less developed, and developing countries ordinarily have less established legal, political, business and social frameworks. At times the prices of equity securities of a developing country issuer may be extremely volatile. An issuer domiciled in a developed country may be similarly affected by these developing country risks to the extent that the issuer conducts its business in developing countries.

Equity Risk – The value of the Fund’s equity investments may fluctuate significantly over time in response to factors affecting individual issuers, particular industries, or the market as a whole. Additionally, common stock ranks below preferred stock and debt securities in claims for dividends and for assets of a company in a liquidation or bankruptcy.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection.

Growth Company Risk – Growth company stocks may trade at higher multiples of current earnings than other equity securities and, therefore, may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. These risks may be more pronounced in companies that are in the earlier stages of their growth cycle.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

Risks Affecting Specific Issuers – The value of a security may decline in response to developments affecting the specific issuer of the security, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

3.As of the date hereof, the “Management” section is deleted and replaced in its entirety with the following:

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Nicholas Anderson, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since January 2026.

Julian Serafini, cfa, a senior equity research analyst for Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since January 2026.

Steven Klopukh, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2020.*

Tim McCarthy, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2020.*

* Effective January 30, 2026, Messrs. Klopukh and McCarthy will each conclude his service as a portfolio manager of the Fund. All references to Messrs. Klopukh and McCarthy in the Prospectus and SAI will be deleted at that time.

In each Prospectus:

2.As of the date hereof, in the “Organization and Management of the Funds – Fund Portfolio Managers” section:

a.the row relating to the Fund is deleted and replaced in its entirety with the following:

Focus Growth Fund	Nicholas Anderson Julian Serafini Steven Klopukh* Tim McCarthy*

* Effective January 30, 2026, Messrs. Klopukh and McCarthy will each conclude his service as a portfolio manager of the Focus Growth Fund.

b.the following is added at the end of the section:

Nicholas Anderson, cfa, a managing director of Thornburg, has been a portfolio manager of the Focus Growth Fund since January 2026 and of the Thornburg International Growth Fund since 2021. Mr. Anderson joined Thornburg in 2016 as an equity research analyst, was promoted to senior equity research analyst in 2020, associate portfolio manager in 2021 and portfolio manager in 2021, and was named a managing director in 2021. Prior to joining Thornburg, Mr. Anderson worked for Prudential plc and Eastspring Investments in Hong Kong, Vietnam, and Singapore. Mr. Anderson holds an MBA with honors from the University of Chicago Booth School of Business and a BA with honors from the University of North Carolina at Chapel Hill.

Julian Serafini, cfa, a senior equity research analyst for Thornburg, has been a portfolio manager of the Focus Growth Fund since January 2026. Mr. Serafini joined the firm in 2021 as an equity research analyst and was promoted to senior equity research analyst in 2022. Prior to joining Thornburg, Julian worked at Jefferies Financial Group as an equity research analyst, as lead analyst in London covering the European software and payments sectors, and in New York City covering U.S. software. He also served as an equity research associate at Oppenheimer & Co. Previously, Julian spent 10 years at Northrop Grumman, in roles including project management, business development, and engineering. Julian holds an MBA degree from the UCLA Anderson School of Management, a MS degree in systems architecting and engineering from the University of Southern California and a BS degree in mechanical engineering from Worcester Polytechnic Institute.

In each SAI:

3.As of the date hereof, in the “Accounts Managed By Portfolio Managers” section, the rows relating to Messrs. Anderson, Serafini, Klopukh and McCarthy are deleted and replaced with the following:

Nicholas Anderson*

Type of Account	Number of Accounts Managed	Total Assets Managed
Registered Investment Companies:	3	$913,190,944.69
Other Pooled Investment Vehicles:	1	$3,192,833.55
Other Accounts:	9	$3,270,573.07

Julian Serafini*

Type of Account	Number of Accounts Managed	Total Assets Managed
Registered Investment Companies:	1	$216,827,316.38
Other Pooled Investment Vehicles:	0	$0
Other Accounts:	0	$0

Steven Klopukh**

Type of Account	Number of Accounts Managed	Total Assets Managed
Registered Investment Companies:	2	$705,990,296.02
Other Pooled Investment Vehicles:	0	$0
Other Accounts:	10	$22,426,068.00

Tim McCarthy**

Type of Account	Number of Accounts Managed	Total Assets Managed
Registered Investment Companies:	2	$705,990,296.02
Other Pooled Investment Vehicles:	0	$0
Other Accounts:	10	$22,426,068.00

* The information for Messrs. Anderson and Serafini is current as of December 31, 2025.

** Effective January 30, 2026, Messrs. Klopukh and McCarthy will each conclude his service as a portfolio manager of the American Opportunities Fund.

4.As of the date hereof, in the “Portfolio Managers’ Ownership of Shares in the Funds” section, the row relating to Mr. Anderson is deleted and replaced with the following:

Nicholas Anderson*
International Growth Fund	$100,001–$500,000
Focus Growth Fund	$0

5.As of the date hereof, in the “Portfolio Managers’ Ownership of Shares in the Funds” section, the following information is added:

Julian Serafini*
Focus Growth Fund	$0

* The information for Messrs. Anderson and Serafini with respect to Focus Growth Fund is current as of January 15, 2026.

Both Funds

Thornburg Investment Management, Inc. (“Thornburg”), each Fund’s investment advisor expects to utilize a number of portfolio management strategies to manage the transition of the Funds tax efficiently, including the utilization of any existing capital loss carryforwards and distributing securities in kind, where possible. There can be no assurance, however, that a Fund will not realize or distribute capital gains as a result of this transition or otherwise.

1.As of the date hereof, the following is added to the “Selling Fund Shares” section of each Prospectus:

In connection with paying redemption proceeds in portfolio securities rather than normal settlement, a Fund may accept large purchase orders from one or more financial institutions that are willing, upon redemption of their investment in the Fund, to receive their redemption in-kind rather than in cash. A Fund’s ability to pay these redemption proceeds in-kind relieves the Fund of the need to sell the securities that are distributed in-kind and incur brokerage and other transaction costs associated with such sale. As with other redemption-in-kind transactions, a Fund would enter into these transactions only when the Fund determines it to be in the Fund’s best interest to do so, and in accordance with the Fund’s policies on redemptions in-kind. The Funds’ procedures adopted to discourage excessive or abusive trading activities do not apply to the transactions described in this paragraph.

2.As of the date hereof, the following is added to the “Excessive Trading” section of each Prospectus:

The Funds’ procedures adopted to discourage excessive or abusive trading activities do not apply to shares redeemed via redemption in-kind transactions and effected in accordance with the Fund’s policies on redemptions in-kind.

3.As of the date hereof, the following is added to the “Disclosure of Portfolio Securities Holdings Information” section of each SAI:

In connection with satisfying in-kind redemption requests made to Funds, the redeeming shareholders and their advisors and service providers may receive information regarding Fund holdings in connection with processing such  redemptions.

Shareholders should retain this supplement for future reference. This supplement provides new information beyond that contained in each Fund’s Summary Prospectus, Prospectus and SAI and should be read in conjunction therewith.